Dreyfus Variable
Investment Fund,
Balanced Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            15  Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                             Balanced Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion
with   the   portfolio   managers,  Ronald  P.  Gala  and  Laurie  A.  Carroll.

On the equity side, the past year has been both highly volatile and generally rewarding for investors as most major stock market indices -- including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks -- hit new highs. Following the trend established over the past several years, however, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies.

On the bond side, 1999 was challenging for most investors. Concerns that long-dormant inflationary pressures might re-emerge prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999. U.S. Treasury and agency securities declined sharply in this environment, while prices of corporate bonds and mortgage-backed securities fell less severely.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Balanced Portfolio

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, Balanced Portfolio produced a total return of 8.13%.(1) In comparison, the portfolio's Hybrid Index, which is composed of 60% Standard & Poor's 500((reg.tm)) Composite Stock Price Index ("S&P 500") and 40% Lehman Brothers Intermediate Government/ Corporate Bond Index ("Intermediate Index") produced a 12.77% total return for the same period.(2)

We attribute the portfolio's relative underperformance to our defensive asset allocation strategy. Early in 1999, we shifted a portion of the portfolio's assets out of stocks, primarily because we believed the stock market was overvalued. Instead, we deployed those assets into bonds, a move that constrained the portfolio's returns.

What is the portfolio's investment approach?

The portfolio is a balanced portfolio, with a "neutral" allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

What other factors influenced the portfolio's performance?

The fixed-income portion of the portfolio was adversely affected by economic conditions, including rising interest rates, while the equity portion was positively influenced by a rising stock market in 1999.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998's global financial crisis and that the growth of the U.S. economy was stronger than most analysts had expected. In this environment, fixed-income investors began to move away from U.S. Treasury securities, to which they had previously fled during the worst of 1998's global financial crisis, and into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while prices of corporate bonds, mortgage-backed securities and asset-backed securities rallied from low valuations compared to historical norms. In the stock market, equity investors continued to favor the large-cap growth stocks that had led the market' s advance over the past several years. In addition, equity investors began to speculate in technology companies that they expected to benefit from the growth of the Internet.

In the second and third quarters of 1999, rapid economic growth raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation.

These changes in monetary policy caused the prices of most bonds to fall. In the stock market, while a handful of technology, telecommunications and deep cyclical stocks prospered, most other industry groups languished. The portfolio maintained significant exposure to technology stocks during this time, but most speculative Internet companies did not meet the portfolio's risk/reward criteria
and,   as   a  result,  we  did  not  own  them.  Instead,  we  favored  large, well-established technology companies that provide products and services for the Internet's infrastructure.

The fourth quarter saw further deterioration of the bond market amid expectations of further interest-rate hikes while the stock market broadened to benefit a number of different industry groups. In fact, on the last trading day of the year, several major indices hit new record highs. These developments helped boost returns from the portfolio's equity holdings, but further eroded the performance of our fixed-income investments.


What is the portfolio's current strategy?

We have continued to maintain a relatively defensive strategy because we currently believe that the U.S. stock market remains overvalued relative to bonds. That said, however, we have continued to emphasize carefully selected technology stocks, including Microsoft, America Online, Cisco Systems and, more recently, Yahoo! and Nokia. In addition, even though interest rates are rising, we remain confident in the fundamentals of financial stocks, such as Citigroup and Morgan Stanley Dean Witter & Co. On the other hand, we have reduced our holdings of Philip Morris Cos. and Tyco International after disappointing performance in 1999.

Within the portfolio's fixed-income portion, we have continued to emphasize the investments in asset-backed securities, corporate bonds and government agency holdings, but have limited our exposure to U.S. Treasury holdings in anticipation of higher interest rates.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Balanced Portfolio with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intemediate Government/Corporate Bond Index and a Hybrid Index

(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO ON 5/1/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND A HYBRID INDEX, WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX. UNDER NORMAL CIRCUMSTANCES, THE PORTFOLIO'S TOTAL ASSETS ARE ALLOCATED APPROXIMATELY 60% TO COMMON STOCKS AND 40% TO BONDS; HOWEVER, THE PORTFOLIO IS PERMITTED TO INVEST UP TO 75%, AND AS LITTLE AS 40%, OF ITS TOTAL ASSETS IN COMMON STOCKS AND UP TO 60%, AND AS LITTLE AS 25%, OF ITS TOTAL ASSETS IN BONDS, AS DEEMED ADVISABLE BY THE DREYFUS CORPORATION. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      5/1/97              8.13%            18.33%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

December 31, 1999


COMMON STOCKS--46.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.2%

Philip Morris Cos.                                                                                5,200                  120,575

CONSUMER CYCLICAL--4.5%

Bed Bath & Beyond                                                                                 3,600  (a)             125,100

Delphi Automotive Systems                                                                         2,117                   33,343

Delta Air Lines                                                                                   2,900                  144,456

Federated Department Stores                                                                       3,500  (a)             176,969

Ford Motor                                                                                       10,600                  566,437

Gap                                                                                               3,200                  147,200

General Motors                                                                                    3,000                  218,063

Home Depot                                                                                        6,900                  473,081

K mart                                                                                            7,500  (a)              75,469

Limited                                                                                           3,000                  129,937

Office Depot                                                                                      9,800  (a)             107,188

Safeway                                                                                           7,200  (a)             256,050

Sears, Roebuck & Co.                                                                              7,000                  213,063

TJX Cos.                                                                                         12,400                  253,425

Tommy Hilfiger                                                                                    4,400  (a)             102,575

Wal-Mart Stores                                                                                  15,300                1,057,613

                                                                                                                       4,079,969

CONSUMER STAPLES--2.4%

Fortune Brands                                                                                    5,600                  185,150

IBP                                                                                               5,600                  100,800

Procter & Gamble                                                                                  7,000                  766,937

Quaker Oats                                                                                       3,700                  242,813

Ralston-Purina Group                                                                              7,900                  220,213

Sara Lee                                                                                         17,600                  388,300

Unilever, N.V. (New York Shares)                                                                  4,985                  271,371

                                                                                                                       2,175,584

ENERGY--2.8%

Amerada Hess                                                                                      3,300                  187,275

Atlantic Richfield                                                                                4,600                  397,900

Chevron                                                                                           2,100                  181,913

Diamond Offshore Drilling                                                                         3,200                   97,800

Exxon Mobil                                                                                       7,100                  571,994

Global Marine                                                                                     6,700  (a)             111,387

KeySpan                                                                                           3,500                   81,156

Royal Dutch Petroleum (New York Shares)                                                          10,900                  658,790



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Texaco                                                                                            4,600                  249,837

                                                                                                                       2,538,052

HEALTH CARE--4.4%

Amgen                                                                                             3,200  (a)             192,200

Bausch & Lomb                                                                                     1,600                  109,500

Biogen                                                                                            2,700  (a)             228,150

Biomet                                                                                            3,500                  140,000

Bristol-Myers Squibb                                                                             10,400                  667,550

Cardinal Health                                                                                   3,400                  162,775

Johnson & Johnson                                                                                 4,800                  447,000

Merck & Co.                                                                                      11,100                  744,394

Pfizer                                                                                            6,000                  194,625

Schering-Plough                                                                                  12,100                  510,469

United Healthcare                                                                                 1,900                  100,937

Warner-Lambert                                                                                    3,900                  319,556

Wellpoint Health Networks                                                                         2,400  (a)             158,250

                                                                                                                       3,975,406

INTEREST SENSITIVE--8.2%

Allstate                                                                                         13,500                  324,000

Ambac Financial Group                                                                             3,000                  156,562

Bank of America                                                                                   7,500                  376,406

Bank One                                                                                          3,400                  109,013

CIGNA                                                                                             2,600                  209,463

Chase Manhattan                                                                                   7,200                  559,350

Citigroup                                                                                        15,400                  855,662

Comerica                                                                                          4,100                  191,419

Conseco                                                                                           6,600                  117,975

Edwards (A.G.)                                                                                    2,300                   73,744

Fannie Mae                                                                                        6,400                  399,600

FleetBoston Financial                                                                             6,600                  229,762

General Electric                                                                                  7,400                1,145,150

Household International                                                                           4,000                  149,000

MBNA                                                                                             10,900                  297,025

MGIC Investment                                                                                   2,500                  150,469

Marsh & McLennan Cos.                                                                             4,400                  421,025

Merrill Lynch                                                                                     3,000                  250,500

Morgan Stanley Dean Witter & Co.                                                                  2,800                  399,700

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SLM Holding                                                                                       3,800                  160,550

St. Paul Cos.                                                                                     6,200                  208,862

SunTrust Banks                                                                                    3,600                  247,725

UnionBanCal                                                                                       2,900                  114,369

XL Capital, Cl. A                                                                                 4,600                  238,625

                                                                                                                       7,385,956

PRODUCER GOODS--3.7%

American Power Conversion                                                                         6,200  (a)             163,525

Boeing                                                                                            5,200                  216,125

Deere & Co.                                                                                       4,400                  190,850

Dow Chemical                                                                                      2,500                  334,062

duPont (E.I.) deNemours & Co.                                                                     4,600                  303,025

General Dynamics                                                                                  4,000                  211,000

Georgia-Pacific Group                                                                             6,400                  324,800

Ingersoll-Rand                                                                                    2,700                  148,669

International Paper                                                                               3,800                  214,462

Kerr-McGee                                                                                        2,000                  124,000

Kimberly-Clark                                                                                    2,000                  130,500

PPG Industries                                                                                    2,000                  125,125

Rohm & Haas                                                                                       3,700                  150,544

Tyco International                                                                                7,200                  279,900

USG                                                                                               1,700                   80,113

Union Carbide                                                                                     1,800                  120,150

United Technologies                                                                               3,600                  234,000

                                                                                                                       3,350,850

SERVICES--3.8%

ALLTEL                                                                                            2,900                  239,794

America Online                                                                                   10,800  (a)             814,725

Comcast, Cl. A (Non-voting)                                                                       6,800                  341,700

Fox Entertainment Group, Cl. A                                                                    8,700  (a)             216,956

Gannett                                                                                           5,000                  407,812

IMS Health                                                                                        5,400                  146,813

Infinity Broadcasting, Cl. A                                                                      9,700  (a)             351,019

Tribune                                                                                           8,000                  440,500

Yahoo!                                                                                            1,100  (a)             475,956

                                                                                                                       3,435,275



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--12.5%

ADC Telecommunications                                                                            2,500  (a)             181,406

Applied Materials                                                                                 2,700  (a)             342,056

BMC Software                                                                                      1,500  (a)             119,906

Cisco Systems                                                                                    11,100  (a)           1,189,087

Computer Associates International                                                                 4,800                  335,700

Compuware                                                                                         5,300  (a)             197,425

Dell Computer                                                                                    15,800  (a)             805,800

EMC                                                                                               3,600  (a)             393,300

Eaton                                                                                             2,100                  152,513

Gateway                                                                                           3,600  (a)             259,425

General Instrument                                                                                3,500  (a)             297,500

Intel                                                                                            12,700                1,045,369

International Business Machines                                                                   4,000                  432,000

Lexmark International Group, Cl. A                                                                4,600  (a)             416,300

Lucent Technologies                                                                               9,800                  733,162

Micron Technology                                                                                 3,200  (a)             248,800

Microsoft                                                                                        20,100  (a)           2,346,675

Motorola                                                                                          3,700                  544,825

Nokia, A.D.S.                                                                                     1,200                  228,000

RealNetworks                                                                                      1,800  (a)             216,562

Tellabs                                                                                           8,100  (a)             519,919

Texas Instruments                                                                                 2,800                  271,250

                                                                                                                      11,276,980

UTILITIES--4.2%

AT&T                                                                                             11,800                  598,850

Ameren                                                                                            3,700                  121,175

BellSouth                                                                                        13,100                  613,244

Consolidated Edison                                                                               4,500                  155,250

FPL Group                                                                                         6,400                  274,000

GTE                                                                                               6,100                  430,431

MCI WorldCom                                                                                     16,500  (a)             875,531

SBC Communications                                                                               10,100                  492,375

Sempra Energy                                                                                     5,700                   99,038

UtiliCorp United                                                                                  4,050                   78,722

                                                                                                                       3,738,616

TOTAL COMMON STOCKS

   (cost $31,607,582)                                                                                                 42,077,263

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES--49.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--5.4%

American Express Credit Account Master Trust,

  Asset Backed Ctfs., Ser. 1997-1, Cl. A,

   6.40%, 4/15/2005                                                                             600,000                  593,943

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                             500,000                  481,668

Citibank Credit Card Master Trust,

  Asset Backed Ctfs., Ser. 1998-1, Cl. A,

   5.75%, 1/15/2003                                                                             600,000                  593,835

General Motors Acceptance Corp., Bonds,

   6.15%, 4/5/2007                                                                              430,000                  399,372

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                            1,000,000                  985,849

Merrill Lynch, Notes,

   6%, 2/17/2009                                                                                600,000                  538,721

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                              500,000                  510,725

US Bank, Notes,

   5.70%, 12/15/2008                                                                            500,000                  439,843

Wells Fargo, Sr. Notes,

   6.75%, 10/1/2006                                                                             350,000                  339,473

                                                                                                                       4,883,429

INDUSTRIAL--10.2%

Albertson's, Sr. Notes,

   6.95%, 8/1/2009                                                                              700,000                  673,555

Coca-Cola Enterprises, Notes,

   7.125%, 9/30/2009                                                                          1,500,000                1,469,870

Comcast Cable Communications, Notes,

   6.20%, 11/15/2008                                                                            500,000                  453,980

duPont (E.I.) deNemours & Co., Notes,

   6.50%, 9/1/2002                                                                              500,000                  496,827

McDonald's, Notes,

   5.90%, 5/11/2001                                                                             500,000                  495,025

Monsanto, Notes,

   5.375%, 12/1/2001                                                                            300,000  (b)             291,626

News America Holdings, Sr. Notes,

   8.625%, 2/1/2003                                                                             900,000                  930,775

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                           1,500,000                1,351,401

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000                  493,176


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Safeway, Notes,

   5.875%, 11/15/2001                                                                         1,000,000                  978,586

Time Warner, Notes,

   7.75%, 6/15/2005                                                                           1,500,000                1,521,660

                                                                                                                       9,156,481

UTILITIES--4.3%

AT&T, Notes,

   5.625%, 3/15/2004                                                                            750,000                  711,707

MCI WorldCom, Sr. Notes,

   6.40%, 8/15/2005                                                                           1,000,000                  961,848

PECO Energy, Notes,

   6.625%, 3/1/2003                                                                           1,000,000                  979,459

Viacom, Sr. Notes,

   7.50%, 1/15/2002                                                                             550,000                  553,494

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                              700,000                  703,377

                                                                                                                       3,909,885

U.S. GOVERNMENT & AGENCIES--29.3%

Federal Home Loan Bank, Bonds:

   5.61%, 6/22/2001                                                                           1,100,000                1,086,363

   5.875%, 9/17/2001                                                                          2,500,000                2,473,412

   4.875%, 1/22/2002                                                                            500,000                  483,977

   5.25%, 4/25/2002                                                                           1,500,000                1,459,098

   5.125%, 9/15/2003                                                                            600,000                  568,104

Federal Home Loan Mortgage Corp., Notes:

   5.75%, 7/15/2003                                                                           3,100,000                3,002,939

   5%, 1/15/2004                                                                                600,000                  561,584

   5.125%, 10/15/2008                                                                           750,000                  657,900

   5.75%, 3/15/2009                                                                             750,000                  685,312

Federal National Mortgage Association, Notes:

   5.25%, 1/15/2003                                                                           1,300,000                1,249,941

   4.75%, 11/14/2003                                                                          1,500,000                1,397,964

   5.125%, 2/13/2004                                                                          2,200,000                2,066,084

   5.625%, 5/14/2004                                                                          1,500,000                1,432,037

U.S. Treasury Bonds,

   11.125%, 8/15/2003                                                                         1,100,000                1,262,624

U.S. Treasury Notes:

   5.25%, 1/31/2001                                                                           1,020,000                1,011,248

   8%, 5/15/2001                                                                                600,000                  613,938

   6.625%, 6/30/2001                                                                          1,350,000                1,358,033

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes (continued):

   7.50%, 5/15/2002                                                                           1,430,000                1,468,267

   5.75%, 10/31/2002                                                                            500,000                  493,310

   7.50%, 2/15/2005                                                                             835,000                  871,130

   7%, 7/15/2006                                                                                500,000                  512,315

   6.50%, 10/15/2006                                                                          1,690,000                1,686,113

                                                                                                                      26,401,693

TOTAL BONDS AND NOTES

   (cost $45,420,370)                                                                                                 44,351,488
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--3.2%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.8%

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 2.8%, dated

  12/31/1999, due 1/3/2000, in the amount

  of $2,550,595 (fully collateralized by

  $2,580,000 U.S. Treasury Inflation Protected

   Securities, 3.875%, 1/15/2009, value $2,605,642)                                           2,550,000                2,550,000

U.S. TREASURY BILLS--.4%

   5.08%, 3/2/2000                                                                              354,000  (c)             351,058

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,900,953)                                                                                                   2,901,058
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $79,928,905)                                                              99.1%               89,329,809

CASH AND RECEIVABLES (NET)                                                                          .9%                  800,138

NET ASSETS                                                                                       100.0%               90,129,947

(A) NON-INCOME PRODUCING.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
    1933.  THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
    NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 1999, THIS
    SECURITY AMOUNTED TO $291,626 OR APPROXIMATELY .3% OF NET ASSETS.

(C) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
    OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 1999

                                                                   Market Value                                        Unrealized
                                                                        Covered                                    (Depreciation)
                                            Contracts          by Contracts ($)             Expiration            at 12/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

5 Year U.S. Treasury Notes                         83                 8,135,297             March 2000                   (69,031)

FINANCIAL FUTURES SHORT

Standard & Poor's 500                               8                 2,968,400             March 2000                   (73,113)

                                                                                                                        (142,144)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                            Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)             79,928,905    89,329,809

Cash                                                                     99,615

Dividends and interest receivable                                       822,036

Prepaid expenses                                                          2,454

                                                                     90,253,914
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            63,387

Payable for futures variation margin--Note 4(a)                          28,342

Loan commitment fees payable                                                 75

Accrued expenses                                                         32,163

                                                                        123,967
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       90,129,947
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      80,219,878

Accumulated undistributed investment income--net                         13,289

Accumulated net realized gain (loss) on investments                     638,020

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($142,144) net unrealized
   (depreciation) on financial futures]--Note 4(b)                    9,258,760
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       90,129,947
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 5,625,437

NET ASSET VALUE, offering and redemption price per share ($)              16.02

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,449,235

Cash dividends (net of $8,003 foreign taxes withheld at source)        455,163

TOTAL INCOME                                                         2,904,398

EXPENSES:

Investment advisory fee--Note 3(a)                                     574,439

Professional fees                                                       23,538

Custodian fees--Note 3(a)                                               22,573

Prospectus and shareholders' reports                                    20,505

Registration fees                                                        7,997

Trustees' fees and expenses--Note 3(b)                                   1,111

Loan commitment fees--Note 2                                               726

Shareholder servicing costs                                                630

Miscellaneous                                                            4,517

TOTAL EXPENSES                                                         656,036

INVESTMENT INCOME--NET                                               2,248,362
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,885,031

Net realized gain (loss) on financial futures                        (897,850)

NET REALIZED GAIN (LOSS)                                             3,987,181

Net unrealized appreciation (depreciation) on investments
   [including ($113,994) net unrealized (depreciation)
   on financial futures]                                              (167,147)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                3,820,034

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  6,068,396

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                    ----------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,248,362            1,641,276

Net realized gain (loss) on investments         3,987,181            3,392,359

Net unrealized appreciation (depreciation)
   on investments                               (167,147)            6,714,434

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,068,396           11,748,069
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,235,073)          (1,647,249)

Net realized gain on investments              (3,835,273)          (3,168,608)

TOTAL DIVIDENDS                               (6,070,346)          (4,815,857)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  43,286,441           28,199,314

Dividends reinvested                            6,070,346            4,815,857

Cost of shares redeemed                      (19,065,662)         (21,250,964)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           30,291,125           11,764,207

TOTAL INCREASE (DECREASE) IN NET ASSETS       30,289,175           18,696,419
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,840,772           41,144,353

END OF PERIOD                                  90,129,947           59,840,772

Undistributed investment income--net               13,289                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,665,579            1,876,334

Shares issued for dividends reinvested            378,221              309,182

Shares redeemed                               (1,173,446)          (1,360,556)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,870,354              824,960

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                                Year Ended December 31,
                                                                                       ---------------------------------------
                                                                                       1999           1998            1997a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  15.94           14.04            12.50

Investment Operations:

Investment income--net                                                                  .47(b)          .43              .25

Net realized and unrealized gain (loss) on investments                                  .80            2.67             2.06

Total from Investment Operations                                                       1.27            3.10             2.31

Distributions:

Dividends from investment income--net                                                  (.46)           (.43)            (.25)

Dividends from net realized gain on investments                                        (.73)           (.77)            (.52)

Total Distributions                                                                   (1.19)          (1.20)            (.77)

Net asset value, end of period                                                        16.02           15.94            14.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       8.13           22.34            18.48(c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .86             .87              .67(c)

Ratio of net investment income to average net assets                                   2.94            2.98             1.91(c)

Portfolio Turnover Rate                                                               98.61          111.75            45.78(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                90,130          59,841             41,144

(A)  FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Balanced Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions,
are    valued    at    the    average    of    the    most    recent

bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,869 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on
                                                          The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 1999 through December 31, 1999, to reduce the investment advisory fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.25% of the value of the portfolio's average daily net assets. No expense reimbursement was required for the period ended December 31, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the

portfolio. During the period ended December 31, 1999, the portfolio was charged $33 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $22,573 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $94,271,105 and $68,913,108, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents,
                                                          The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1999 are set forth in the Statement of Financial Futures.

(b) At December 31, 1999, accumulated net unrealized appreciation on investments and financial futures was $9,258,760, consisting of $11,930,097 gross unrealized appreciation and $2,671,337 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Variable Investment Fund, Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Variable Investment Fund, Balanced Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Balanced Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.1120 per share as a long-term capital gain distribution of the $.7550 per share paid on December 30, 1999 and also designates $.0530 per share as a long-term capital gain
distribution   of   the   $.1910   per   share   paid   on   March   31,  1999.

The portfolio also designates 8.25% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

NOTES

                         For More Information

                         Dreyfus Variable
                         Investment Fund,
                         Balanced Portfolio
                         200 Park Avenue
                         New York, NY 10166

                         Investment Adviser

                         The Dreyfus Corporation
                         200 Park Avenue
                         New York, NY 10166

                         Custodian

                         Mellon Bank, N.A.
                         One Mellon Bank Center
                         Pittsburgh, PA 15258

                         Transfer Agent &
                         Dividend Disbursing Agent

                         Dreyfus Transfer, Inc.
                         P.O. Box 9671
                         Providence, RI 02940

                         Distributor

                         Premier Mutual Fund Services, Inc.
                         60 State Street
                         Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation
                                                                      154AR9912